Jean-Yves Dexmier Executive Chairman & CEO Steve Markowski, CFO November 2010 1 Exhibit 99.1

This presentation contains forward-looking statements, such as references to our business prospects. These statements, including their underlying assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Results may differ due to various factors such as the possibility that our efforts to control expenses may not be successful, that our efforts to increase revenue and improve gross margin may not succeed, that we may be unable to gain or maintain customer acceptance of our publisher solutions or ad backfill products, that existing and potential customers for our products may opt to work with, or favor the products of, others due to more favorable products or pricing terms, that we may be limited in our ability or unable to retain and grow our ad and customer base, and that we may be limited in our ability to, or be unable to, enhance our products or our network of distribution partners.
Additional risks that could cause actual results to differ materially from those projected are discussed in our Quarterly Report on Form 10-Q for the quarter ended June 30,
2010, our Annual Report on Form 10-K for the year ended December 31, 2009, and other documents we file with the Securities and Exchange Commission from time to time (available at www.sec.gov).
The statements presented in this presentation speak only as of today’s date. Please note that except as required by applicable law we undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Safe Harbor

Company Overview
• LookSmart is an online search advertising
network solutions company
– Operates in the affiliate segment and the Tier 2
segment of the online paid search advertising market
– Aggregates traffic from a large number of publishers
– Delivers traffic to a large number of advertisers
• LookSmart at a glance
– Founded in 1997; IPO in 1999
– 2009 Revenues:  $52M
– Employees:  61
– Headquarters in San Francisco; sales in NYC
– Market capitalization: $38M (as of November 1, 2010)

Focus on Fundamentals
• Strong market opportunity
• Significant competitive advantage: AdCenter platform
• Quality will give LookSmart an edge on the competition
• Establishing LookSmart business model
• Building the future

$35.0B
$30.0B
$25.0B
$20.0B
$15.0B
$10.0B
$5.0B
$0.0B
2008
2009
2010
2011
2012
2013
2014

LookSmart, Ltd.

US Online Advertising Spend, 2008-2014
.
Total US Online Advertising Spend
Source:  eMarketer, December 2009

We believe search advertising will grow as the largest segment in online advertising.
$23.6B
$22.4B
$25.2B
$28.3B
$31.0B
$34.0B
$23.4B

A Diversified Customer Base
• Intermediaries – Our Largest Category
– Search Arbitrage reselling to large search engines
– Backfill Customers with direct and arbitrage accounts
• Direct Advertisers and Agencies
– Transaction-based: CPA (cost-per-acquisition)
– Page view-based: CPV (cost-per-visit) or CPU (cost-per-unique)
• Self-service
– Search Arbitrage
– Transaction-based advertisers
– Page view-based / Visit-based advertisers

The AdCenter Platform – A Competitive Advantage
• Long-standing Investment in Technology
– Operating platform since 2002
– Developed with MSN and Ask.com until in-sourcing
– Currently available for licensing on an opportunistic basis
• Strong Feature Set
– Granular campaign setting similar to large search engine platforms
– Unique granular setting of traffic selection within the network
– Considered as a leading platform in the Tier 2 network segment
• High Performance
– Capacity for processing capability without degradation of latency
– Linear scalability, currently processing about 2B queries/day

• Traffic Quality Management
– Progressive increase of the quality scoring threshold
– Feed mapping based on multiple quality indices
– Systematic and aggressive traffic blocks
• Platform Implementation
– Most significant: quality streaming
– Ability to select, cap and block traffic based on multiple criteria
• Account Delivery
– Advertiser Performance Metrics drive traffic delivery
– Customers want consistent, repeatable results

Significant Investment - Quality Initiative

Establishing the Business Model
• Advertiser Network Revenue
– It’s all about the traffic – consistent and predictable traffic yields consistent and predictable results for our customers
– Combine the traffic quality improvement with account delivery efficiency and algorithmic enhancements
• Margins - Control Traffic Acquisition Costs (TAC)
– Cap, block or provide for specific delivery parameters at the network, publisher, sub-feed or referrer level
– Optimize our bid prices source by source, keyword by keyword
• Managing Human Capital - Operating Expenses
– Allocating resources where they have the most impact - Account
Services, Traffic Quality, Distribution Network, Product
Management

Building the Future
• Improve the Throughput
– 2 million clicks/2 billion queries daily = 0.1% throughput
– Enhance our mining techniques and automate
• Expand Addressable Market
– Diversify delivery; e.g. social, mobile, email
• Expand Distribution Network
– Self-service Publisher initiative
– Traffic aggregation
• Leverage our Human Capital

looksmart
Smart Choices. Made Easy.

looksmart
SEARCH MARKETING
Demand Quality. Expect Results.
Why LookSmart? / Newsroom / About Us
Quality Search Marketing
Experience. Performance. Trust.
LookSmart is a pay-per-click (PPC) search advertising network - we serve our advertisers' keyword-based text ads on our targeted network of high quality publisher sites. Our industry-leading commitment to traffic quality, extensive experience and proven AdCenter technology allow us to drive superior performance for our partners.
LookSmart Quality Manifesto
A pledge to provide the highest quality search network in the industry
Read the Manifesto
See how it can work for you
Watch the Demo
LookSmart for Advertisers
Expand Your PPC Reach at Competitive Prices
Learn More >>
Start Advertising
LookSmart for Publishers
Monetize Your Traffic with an XML Feed
Learn More >>
Become a Publisher
What's New
ad tech
Join Us at ad tech New York Booth #1936
More information
Recent Media Coverage & Events
November 1 2010, 5:00PM PDT
LookSmart, Ltd. Third Quarter 2010 Conference Call
Go to Media Coverage
Go to Events
Recent Blog Post
September 27 2010
Halloween PPC Keyword Expansion List
Author: Kaley Dobson
As regular readers of this blog know, we are big proponents of tweaking keywords and bids to account for seasonal shifts in... More »
Go to Blog
LookSmart Sponsored Listings
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LookSmart, Ltd.

11 WEBSITE UPDATE

looksmart
Smart Choices. Made Easy.

Focus on Quality and Consistency

$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
Publisher Solutions
Advertising Networks
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10

LookSmart, Ltd.

12 Revenue

looksmart
Smart Choices. Made Easy.

Optimizing TAC to Maximize Gross Margin

80%
70%
60%
50%
40%
30%
20%
TAC
Gross Margin
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10

LookSmart, Ltd.

13 Gross Margin and TAC

lookSmart
Smart Choices. Made Easy.

Tightly Manage Expenses and Human Capital

$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
Mar-08
Jun-08
Sep-08
Dec-08 **
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10

*Includes impairment charges of $9.8M in Q408, $0.2M in Q209, and $0.1M in Q409

**Dec-08 not drawn to scale (total operating expenses of $16.9M)*

LookSmart, Ltd.

14 Operating Expenses *

looksmart
Smart Choices. Made Easy.

Sustained Profitability

$1.0
$0.5
$0.0
($0.5)
($1.0)
($1.5)
($2.0)
(Millions)
Mar-08
Jun-08
Sep-08
Dec-08 *
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10

* Dec-08 not drawn to scale ($12.45M loss)

LookSmart, Ltd.

15 GAAP Net Income (Loss)

Tangible Net Worth
September 30,
2010
Tangible
Net Worth
ASSETS
Current assets:
Cash and cash equivalents $           22,297
Short-term investments 4,497
Total cash, cash equivalents and short-term investments 26,794
Trade accounts receivable, net 3,316
Prepaid expenses and other current assets 896
Total current assets 31,006 31,006
Property and equipment, net 3,411 3,411
Capitalized software and other assets, net 1,871 111
Total assets
$           36,288
LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
Trade accounts payable $             2,331
Accrued liabilities 3,247
Deferred revenue and customer deposits 987
Current portion of long-term obligations 1,180
Total current liabilities 7,745
Capital lease and other obligations, net of current portion 1,146
Total liabilities 8,891 (8,891)
Stockholders' equity:
Common stock 17
Additional paid-in capital 261,607
Accumulated other comprehensive gain -
Accumulated deficit (234,227)
Total stockholders' equity 27,397
Total liabilities and stockholders' equity
$           36,288
Tangible net worth
25,637
Fully diluted shares outstanding at September 30, 2010 17,244
TANGIBLE NET WORTH PER SHARE $1.49

Summary
• PPC Search Advertising is a growing market and
we continue to improve the business fundamentals
to fully leverage our market opportunity
• We have returned to profitability through a
combination of tight expense control and gross
margin improvement
• We are now building the long-term value by
leveraging our quality investment, expanding our
human capital and augmenting our reach

Questions 18